As filed with the Securities and Exchange Commission on March 8, 2004


                                                               File Nos. 2-80886
                                                                       811-03626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 62


                                       and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 59


                                 CITIZENS FUNDS*
               (Exact Name of Registrant as Specified in Charter)


               230 Commerce Way, Portsmouth, New Hampshire 03801**
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (603) 436-5152


                                 Sophia Collier
                             Citizens Advisers, Inc.
                                230 Commerce Way
                             Portsmouth, NH 03801**
                     (Name and Address of Agent for Service)


                                 WITH COPIES TO:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110


It is proposed that this filing become effective on March 8, 2004 pursuant to paragraph (b) of Rule 485.


--------------------------------------------------------------------------------


* This filing relates only to the Registrant's series Citizens Small Cap Value Fund

**Effective March 15, 2004, the address is One Harbour Place, Suite 400, Portsmouth, NH 03801

March 8, 2004


Prospectus

Citizens Small Cap Value Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


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Contents

OVERVIEW.......................................................................3

ABOUT THE FUND

Citizens Small Cap Value Fund..................................................4

Other policies and risks.......................................................7

MANAGEMENT OF THE FUND

The Investment Adviser.........................................................8

YOUR ACCOUNT

Classes of Shares..............................................................9
How to Buy Shares.............................................................10
How to Sell Shares............................................................10
Investor Services ............................................................13
Costs for Services............................................................14
Dividends and Distributions...................................................15
Tax Information ..............................................................16

TO LEARN MORE                                                         Back Cover


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Overview

At Citizens Funds, our goal is to deliver strong investment performance by investing in companies that we believe are fundamentally strong and socially responsible.


Our philosophy We believe that a company's financial performance goes well beyond its balance sheet and income statement. Our investment decisions are based on the central belief that good corporate citizenship can enhance company performance - and bad corporate citizenship can hurt company performance.

Our investment process In managing the fund, we utilize a unique investment approach called fundamental social research. This process integrates traditional fundamental investment analysis with an in-depth investigation into the corporate responsibility of individual companies. In analyzing financial criteria and business fundamentals, we focus on companies that we believe are undervalued, and possess an unrecognized positive catalyst that will stimulate share price appreciation. At the same time we look at a variety of qualitative factors, including each company's record on social, environmental and corporate governance criteria. By examining a comprehensive set of variables that can impact - positively or negatively - a company's overall performance, we believe we gain a unique, 360-degree view of the risk and reward potential associated with individual securities and our overall portfolio. Additional information on our investment approach, including social screening, can be found in the "Other Policies and Risks" section of this prospectus.

The fund The fund is designed for long-term investors. If you have a long-term investment horizon and you understand the risks of financial markets and mutual funds, then this fund may be an appropriate investment for you.


If you have any questions about the fund and its investment performance or strategies, please call us at 800.223.7010 or visit www.citizensfunds.com.


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

Citizens Small Cap Value Fund
Ticker Symbol:
CUSIP Number:


Goal Seeks capital appreciation.

Main Strategies The fund seeks its goal by investing in equity securities of small capitalization companies that we believe are undervalued relative to the market based on earnings, cash flow, sales, or asset value. During normal market conditions, we invest at least 80% of the fund's net assets (plus any borrowings for investment purposes) in the common stock of companies with market capitalizations that, when purchased, are within the range of the Russell 2000 Index. (As of December 31, 2003, this meant a range of about $42.2 million to $2 billion.)


We seek to invest in companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. We may sell a stock when we believe fundamental changes will hurt the company over the long term, its price becomes excessive, or if the company no longer meets our social and financial standards.

The fund may also invest up to 30% of its net assets in foreign securities.

Main Risks to Fund Investors (see Description of Risk Terms on pages 5-6)


o        Market risks                       o        IPO risks
o        Foreign investing risks            o        Sector risks
o        Small-sized company risks

Performance Because the fund is new, performance information is not provided in this prospectus.


Portfolio Manager

Daniel Lew, CFA (since inception)
   o  Portfolio Manager, Citizens Advisers (since 2003)
   o  Senior Equity Analyst, Strong Capital Management, Inc. (1997-2003)
   o  Senior Consultant, William M. Mercer Investment Consulting (1995-1997)

DESCRIPTION OF RISK TERMS


Market risks As with any fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of value companies may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

Small-sized company risks Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

Foreign investing risks Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities, or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign investing risks are greater in emerging markets than in developed markets.

IPO risks Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may significantly affect the fund's future performance.

Sector risks To the extent that the fund invests in a given sector, it is exposed to that sector's risks. The fund's performance could be hurt if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance over any period of time may be quite different from that of the overall market.


FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.


Shareholder Fees (paid directly from your investment)

Sales Charges and Redemption Fees                                      None

Annual Operating Expenses (deducted from fund assets)

                                                                        Standard
                                                                         Shares
Management fees                                                           0.75%

Distribution (12b-1) fees                                                 0.25%

Other expenses(1)                                                         4.73%


Total annual operating expenses                                           5.73%

Reimbursements/waivers(2)                                                 4.13%

Net expenses                                                              1.60%


(1) The amount set forth in "Other expenses" has been estimated based on expenses the fund expects to incur during its first fiscal year. Other expenses includes administrative and shareholder service fees. The shareholder service fee is based on the number of accounts. For information about the administrative fee see "The Investment Adviser" later in this prospectus.


(2) Reflects a contractual agreement under which the investment adviser agrees to limit certain ordinary fees and expenses of the fund. The contractual agreement is in effect through at least 06/30/05.


Expense Example

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as described in the preceding table. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example. Actual expenses and returns will be different.

                          1 Year           3 Years


Standard Shares            $163             $1,339


OTHER POLICIES AND RISKS

Change in the fund's investment objective. The fund may change its investment objective (goal) as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval.

Fundamental Social Research. Every security in the fund is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of the factors -- fundamental and social -- that we believe affect a company's stock performance over time. Detailed financial analysis is conducted in tandem with a thorough check of each company's management practices and record of corporate responsibility. Our in-house research team examines specific variables seen as potentially contributing positively to investment performance, and/or decreasing investment risk. We believe that the rigorous application of both fundamental and social criteria results in a more thorough and effective evaluation of securities for inclusion in the fund.

Citizens' Social Criteria

--------------------------------------------------------------------------------
Exclusionary                                 Qualitative
--------------------------------------------------------------------------------
o  Tobacco                                   o  Business practices and corporate
o  Alcohol                                      governance
o  Nuclear power                             o  Environmental performance
o  Weapons production                        o  Human rights
o  Lack of diversity                         o  Diversity and equal opportunity
o  Gambling                                  o  Labor and employee relations
                                             o  Community involvement
                                             o  Animal testing
--------------------------------------------------------------------------------

Additional policies affecting the fund.

o The fund may, but need not, use derivative contracts, including options on securities, for any of the following purposes:

      o To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices

      o  As a substitute for buying or selling securities

      o  As a cash flow management technique

      o  To enhance the fund's return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

o The fund may invest in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for the fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own credit analysis. When two independent ratings disagree, we may use the higher one. If a security's credit quality falls, we usually will sell the security unless we determine that it would better serve the fund's interest to keep it.

o In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, the fund typically invests a portion of its assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances -- such as in order to reduce or avoid concentration in an industry or issuer, or because of unusual market conditions -- the fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that the fund departs from its usual investment strategy, it increases risk that it won't achieve its goal.

o The fund may invest up to 25% of its assets in one or more Citizens money market funds.


o The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs.


Statement of Additional Information (SAI). Please note that there are many other factors which are not described herein that could adversely affect an investment in the fund or prevent the fund from achieving its goal. More information about the strategies and risks of the fund appears in the Statement of Additional Information (SAI).

To obtain an SAI, see the back cover of this prospectus. Investors should understand that the fund is not required to follow all of the investment techniques described in this prospectus or the SAI, and may not invest in all permitted types of securities.

MANAGEMENT OF THE FUND

The Investment Adviser


The fund's investment adviser is Citizens Advisers, Inc., One Harbour Place, Portsmouth, NH, 03801. Citizens Advisers has served as investment adviser to funds in the Citizens Funds family since 1982. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.


As the investment adviser, Citizens Advisers has overall responsibility for the management of the fund's portfolio, and, as a result, determines which companies meet the fund's fundamental and social criteria.

Citizens Advisers also is responsible for a wide variety of administrative duties for the fund under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

Fees paid to the adviser. As payment for providing the fund with investment advisory and administrative services, Citizens Advisers is entitled to receive the following fees from the fund during the current fiscal year:

Investment advisory fee                     0.75 % of average net assets

Administrative fee                          0.15% of average net assets


Subadvisers. Citizens Funds has obtained an exemptive order from the SEC that allows it, with the approval of Citizens Funds' trustees, but normally without shareholder approval, to:

         o  hire or replace subadvisers

         o  change the terms of subadvisory agreements

         o continue to employ subadvisers after an event (such as an acquisition of a subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

The fund currently does not have a subadviser, but if a subadviser were added for the fund, the prospectus would be revised and shareholders of the fund would be notified.

YOUR ACCOUNT

PROCEDURES WHEN OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, you'll need to provide your name, address, date of birth and other information that will allow us to identify you.

CLASSES OF SHARES

Standard shares of the fund are designed for individual investors and are no-load, meaning that they have no sales or redemption charges.


Standard shares

Minimum initial investment and minimum balance


o $2,500 for regular accounts; $1,000 for IRA, Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan
(AIP) accounts


Minimum additional investment


o $50 for all accounts, including AIP accounts


Distribution (12b-1) fee


o 0.25% of average net assets annually


Distribution fees. Under the fund's Distribution Plan, Standard shares pay fees to Citizens Securities and others who provide distribution or administration services to the fund. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Policies for accounts with below-minimum balances. The fund may charge you $20 a year if, for whatever reason, your balance drops below the minimum balance amount described on the previous page.The fund may give you 30 days' notice to reestablish the minimum balance, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts.


HOW TO BUY SHARES


Buying shares directly. To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com, or by calling 800.223.7010. To buy shares in an existing account, you can place your order in writing, online at the address above, or by calling 800.223.7010 and using our automated phone service or speaking with a shareholder service representative.


When buying shares, you may pay by check, by exchange from another Citizens fund, or by wire. All checks must be made payable to "Citizens Funds"; we cannot accept money orders, credit cards and checks that are payable to anyone else and signed over to us. We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. Citizens Funds reserves the right to reject any order to purchase shares.

For additional investments of $50.00 per month, per fund, you may establish an Automatic Investment Plan (AIP) account. See page 14 for more details.

Buying shares through a "fund supermarket." The fund may be available through many popular fund supermarkets, such as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

Buying shares through a broker-dealer. Many broker-dealers offer the fund, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

HOW TO SELL SHARES

Selling shares by phone. We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way.

If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds' investment adviser and the funds' transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the "Account Access" section at www.citizensfunds.com, through our automated phone service, or in writing.

Selling shares online or by automated phone service. If you have signed up for the Telephone Redemption and Exchange privilege, you can select the account access option located at www.citizensfunds.com and follow the on-screen directions to create an account and process transactions, or you can call our automated phone service at 800.223.7010, press option 2 and follow the instructions to create a log-in, access an account and process transactions.

Selling shares in writing. Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see below). These include:

o  all orders to sell shares that are worth more than $100,000

o  all exchanges between accounts that do not have identical titles

o all orders to sell shares in accounts whose name or address has been changed within the last 30 days

o all orders to sell shares where the proceeds are being sent to a different address than the one on the account

o  at our discretion, any other order

Selling shares through a broker-dealer. You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.


Proceeds from selling shares. When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically next-business-day, but you will be charged a fee to send a wire transfer (see table in "Investor Services"). Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request.


We reserve the right to wait up to seven business days before paying the proceeds when you sell shares. If you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 15 days from the date of purchase. Under these circumstances, we will reject your order to sell shares and you must resubmit a request in good order to sell shares.

Medallion Signature Guarantees. A signature guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. Not all written orders need a signature guarantee, but to avoid delays, it's a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. Questions? Call 800.223.7010.

In addition to the types of orders described above, certain changes to your account need a Medallion Signature Guarantee, including:

o  any change to your account title

o adding or changing your pre-designated wire or Automated Clearing House (ACH) instructions

o  setting up or changing a systematic withdrawal plan or AIP

We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

The fund's business hours. The fund is open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day. The fund calculates the value of its shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m. (ET), but on occasion may close earlier.

How the fund prices its shares. To calculate the fund's share price, or Net Asset Value (NAV), we add up the fund's assets, subtract its liabilities, and then divide by the number of shares outstanding.


We generally use market prices to value securities. Debt securities maturing within 60 days are normally valued at amortized cost, which is approximately equal to market value and is described in the Statement of Additional Information. If a market quotation for a given security is unavailable, or if the adviser believes an available quote does not accurately reflect the current value of a security, the adviser will use fair value policies established by the fund's Board of Trustees to price the security.


Contacting us with your orders


Regular U.S. Mail:


Citizens Funds

PO Box 182456

Columbus, OH 43218-2456



Overnight or Express Delivery:


Citizens Funds

3435 Stelzer Road

Columbus, OH 43219



Wire Transfers:


Citizens Funds

c/o Fifth Third Bank


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

38 Fountain Square Plaza

Cincinnati, OH 45263


Routing number: 042000314

A/C number: 999-44-975

For further credit:Your name, account number, and the name of the fund you wish to invest in.



Telephone:


800.223.7010

Cost of shares when you buy or sell. When you buy shares in the fund, your transaction will go through at the next share price calculated for the fund after we receive your order request and payment in good funds.

When you sell shares in the fund, your transaction will go through at the next share price calculated for the fund after your redemption request, in proper form, has been received.

Timing of orders placed through broker-dealers. If you place an order with one of our authorized brokers, or their intermediaries, we will consider the order to have been accepted by us at the time it is accepted by them.

Redemption in kind. The fund will normally redeem shares for cash, but when the redemption is for more than $250,000, the fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.


Exchange privilege. You may exchange at any time from the fund to another Citizens fund. Simply call or write with your request. Keep in mind that the investment minimums and minimum balance requirements still apply with all exchanges.

Because excessive trading can lower the fund's performance and harm other shareholders, we reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege, which we define as more than five exchanges within a one-year period.


We may also restrict or refuse exchanges that appear to us to be part of a pattern of "market timing" or other simultaneous orders affecting significant portions of the fund's assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

Excessive trading. We reserve the right, at our discretion, to suspend the offering of shares of the fund and to reject any purchase request -- including exchanges from other funds -- that we regard as disruptive to the efficient management of the fund. Because excessive trading can lower the fund's performance and harm other shareholders, we may reject purchase requests that appear to us to be part of a pattern of "market timing."


IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Householding. To reduce expenses, we may mail only one copy of the fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact us at 800.223.7010, or if your shares are held through a broker or financial institution, please contact them directly.

INVESTOR SERVICES


Services. As part of our commitment to your investment success, we offer a full range of investor services, including:


o Tax-Advantaged Retirement Plans and Education Savings Accounts. These include traditional and Roth IRAs, SEP and SIMPLE IRAs, Coverdell Education Savings Accounts and 403(b) plans. Citizens Funds can also be offered as an option in 401(k) and 457 plans.

o Automated Investment Plans. Simply check off the appropriate box on your account application, provide the bank information requested, and tell us the amount and schedule of the investments and the fund of your choice.

o Systematic Withdrawal Plan. Send us a written request and we'll set up this plan to automatically redeem a portion of your shares and make regular monthly, quarterly or annual payments on your behalf.

e-SERVICES. Accessing your Citizens Funds account statements, prospectuses and annual/semi-annual reports and other information online helps reduce the amount of paper you receive. It's fast and convenient, environmentally friendly, and can potentially lower fund expenses. Please visit www.citizensfunds.com to sign up today. If you have any questions about these services, please call us for assistance at 800.223.7010.

COSTS FOR SERVICES

The following table outlines most of the fees associated with our services and with account activity and maintenance.


Below minimum balance fee             $20 per year per account


Annual retirement account
maintenance fee                       $10 per account up to a maximum of $20
                                      (waived for total IRA/403(b) balances of $25,000 and higher, and total account balances of $50,000 and higher).

Close IRA account                     $15 per account

Returned purchase
(wire, ACH or check)                  $20

Send wire transfer (U.S.)             $10

Send wire transfer (foreign)          $40

Returned debit
(ACH)                                 $20

Stop payment                          $20


Duplicate statements, checks
and tax forms                         free


DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

Normal frequency of dividends and distributions. Distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. The fund won't declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if tax considerations make it necessary.

Receiving your dividends and distributions. You can receive your dividends and distributions in one of four ways:

o  automatically reinvested in additional shares of the same fund

o  automatically invested in another Citizens fund of your choice

o  sent to you by check

o  electronically transferred to your bank account (via ACH)

Unless you instruct us otherwise, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund, at the NAV calculated on the date the dividends or distributions are paid.

Information regarding dividends and other distributions will be included on your statement.

Note regarding "lost shareholders." In the event that mail sent to the address on your account is returned by the post office as "undeliverable," or your checks are uncashed and become "stale" dated (the check has a date more than six months old) and you have elected to have your account dividends and/or distributions paid in cash, the fund reserves the right to change the payment options on your account to "reinvest." In such event, returned checks and subsequent fund distributions would be reinvested in additional fund shares within your account. In order to change your distribution options back to "cash," we would need to receive your instructions to do so in writing.


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

TAX INFORMATION


The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP IRA or 401(k) account. Because each investor's tax situation is unique, we suggest that you consult your tax adviser for further information.


Taxability of dividends and distributions. You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from the fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions of net capital gains (i.e., the excess of net long-term capital gain over net short- term capital loss) are generally treated as long-term capital gains for federal tax purposes. Distributions from "qualified dividend income" (generally, income derived from dividends from U.S. corporations and certain foreign corporations) are generally treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. Other distributions are generally taxable as ordinary income. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

"Buying a dividend." If you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as "buying a dividend." If you wish to avoid this, you may want to check to see when the fund's next anticipated distribution is. This is not a concern for investments made through tax-deferred accounts.

Tax on dispositions of fund shares. Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.

Federal income tax withholding. If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 28% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States described in this paragraph.

TO LEARN MORE

Additional documents are available that can help you learn more about the fund:

Statement of Additional Information (SAI) -- contains more detailed information about the management and operations of the fund. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

Annual and Semi-Annual Reports to Shareholders -- issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the fund's performance during the report period.

You can receive a copy of the fund's current SAI and shareholder reports, when available, without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.

Information about the fund, including the current SAI, and shareholder reports, when available, is also available from the SEC through a variety of methods. You can:

o find them on the Edgar Database of the SEC Internet site at http://www.sec.gov

o have copies sent to you (after paying a copying fee) by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov

o view and copy them in person at the SEC's Public Reference Room in Washington, D.C.; for more information, call 202.942.8090


Citizens Funds Logo Here

800.223.7010

www.citizensfunds.com

Citizens Funds(R) is a registered trademark of Citizens Advisers, Inc.



Transfer and Dividend Paying Agent:

BISYS, 3435 Stelzer Road, Columbus, OH 43219

(C)2004 Citizens Advisers, Inc.

SEC File No. 811-3626

                                Citizens Funds(R)


                       Statement of Additional Information
                                  March 8, 2004

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Small Cap Value Fund Prospectus dated March 8, 2004. A copy of the current Prospectus can be obtained by calling 800.223.7010, by writing Citizens Funds, One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.


                                Citizens Funds(R)

                          Citizens Small Cap Value Fund

Table of Contents                                                           Page


Citizens Funds.................................................................2
Investment Strategies, Risks and Fundamental and
Non-Fundamental Policies.......................................................2
Trustees, Officers and Beneficial Owners......................................17
Investment Advisory and Other Services........................................21
Brokerage Allocation and Soft Dollars.........................................26
Ownership of Shares and Shareholder Rights....................................28
How We Value Fund Shares......................................................32
Tax Matters...................................................................33
How We Calculate Performance..................................................37
Proxy Voting Guidelines & Procedures..........................................39

Citizens Funds


Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of fourteen separate series, each with its own investment objective, assets and liabilities. These series include the Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens Value Fund (the successor of the Meyers Pride Value Fund (inception date 6/13/96)), Citizens Ultra Short Bond Fund (inception date November 22, 2002), Citizens Balanced Fund (inception date December 20, 2002), Citizens Prime Money Market Fund (inception date July 1,
2003) and Citizens 300 Fund (inception date August 29, 2003). The Citizens Government Obligations Fund was designated a series of the Trust on August 19, 2003 and has not commenced operations as of the date of this SAI. The Citizens Investment Grade Bond Fund was designated a series of the Trust on February 17, 2003 and has not commenced operations as of the date of this SAI. The Citizens Small Cap Value Fund was designated a series of the Trust on November 17, 2003 and has not commenced operations as of the date of this SAI.


On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. The Citizens Small Cap Value Fund, a series of Citizens Funds, is referred to herein as the "Fund."

This Statement of Additional Information relates to the Standard Class shares of the Fund.

Investment Strategies, Risks and Fundamental and Non-Fundamental Policies

Investment Strategies and Risks

In addition to the principal investment strategies and risks described in the Prospectus, the Citizens Small Cap Value Fund will from time to time employ other investment strategies that are described below.


The Fund will comply with each of the fundamental and non-fundamental policies described later in this SAI under the heading "Fundamental and Non-Fundamental Policies." The Fund may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, the Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Preferred Stock

The Fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, like equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Securities

Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The fund may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. The Fund will segregate accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

Options. The Fund may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase. The premium that the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

The Fund may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by the Fund may be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

When the Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

The Fund may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

Call options may also be purchased in order to increase the Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that the Fund owns, when the Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

Futures Contracts. The Fund may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Warrants. The Fund may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

Risks. The use of derivative securities depends on the Fund manager's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

   o the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;

   o an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

   o the possible absence of a liquid secondary market for any particular derivative at any time;

   o the potential loss if the counterparty to the transaction does not perform as promised; and

   o the possible need to defer closing out certain positions to avoid adverse tax consequences.

   Options may present additional risks because the Fund manager may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

   Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

Repurchase Agreements

The Fund may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on securities collateralizing the repurchase.

The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Foreign Securities

The Fund may invest in foreign securities that meet the Trust's social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where the Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The Fund may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

The Fund may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.


Exchange-Traded Funds


The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs, subject to the limits of the applicable statutory and regulatory limitations. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.


Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount or premium to actual net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by ETF expenses, including management fees; that is, there will be a layering of certain fees and expenses.


"When-Issued" Securities

The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, the Fund will take delivery of securities it has purchased on a when-issued basis. When the Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the "Adviser" or "Citizens Advisers"), the Fund's manager, were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to the Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Private Placements and Illiquid Investments

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Rule 144A Securities

The Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Fund's Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Real Estate Securities

The Fund may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Lending of Portfolio Securities

The Fund may lend (a "Lending Fund") its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund would earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds or the Adviser.

Short-Term Debt Obligations

The Fund may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short-term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances.

Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

The Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

The Fund may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

Asset-Backed Securities

The Fund may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

Socially Responsible Investing


     Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner, which includes investing in companies that we believe have positive workplace, community and environmental records.


       In finding such investments, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse data sources and direct dialogue with the companies under review. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process. Companies are eliminated from investment consideration if they:

     o Produce tobacco or tobacco products, or distribute/sell tobacco or tobacco products as the primary line of business;

     o Produce alcoholic beverages or distribute/sell alcoholic beverages as the primary line of business;

     o Operate nuclear power plants or are primary suppliers of nuclear power for the industry;

     o Have material interests in the manufacture or distribution/sales of weapons or weapons-specific components;

     o    Are involved in gambling as a main line of business;

     o Lack diversity at the level of the board of directors or top two tiers of senior management; and

     o Test on animals where not required by law in the manufacture of personal care products.

     Once a company passes the above exclusionary screens, our research team conducts qualitative analysis seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

Business Practices and Corporate Governance

     o We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products and services responsibly.

     o We create a corporate governance profile for companies, and seek to invest in companies that demonstrate "best practices" related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

     o We consider the social impact of a company's services and product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

Environmental Performance

     o We consider each company's environmental performance based on its historical and current environmental impacts, the existence and comprehensiveness of its environmental policies and the current industry practices. We avoid companies with poor environmental records in the context of these criteria.

     o We favor companies that have minimal impact on the environment, best-in-class practices and clearly defined environmental goals. We look for companies with rigorous environmental policies that are continually enforced and for companies that engage in proactive environmental initiatives.

Human Rights


     o We do not invest in companies that we believe have patterns of permitting the use of child labor, forced labor or other abuses in the manufacture of their products.


     o We seek companies that have codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers. We favor companies that use independent, third-party auditors to enforce those codes of conduct.

Diversity and Equal Opportunity

     o We avoid companies that have a pattern of discrimination against employees and customers based on age, gender, religion, race, disability or sexual orientation.

     o We favor companies that promote equal opportunity and that actively recruit, hire and promote individuals in order to create a diverse workforce. We look for companies that actively seek supplies from women or minority-owned businesses.

Employee Relations


     o We do not invest in companies that we belive have patterns of labor law violations or that engage in unfair labor practices.

     o We avoid companies that we believe have poor safety records or consistent patterns of OSHA violations.


     o We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit sharing. We favor companies that provide benefits to same-sex partners.


Community Relations


     o We consider each company's relationship to the communities in which it operates, with particular attention to community concerns with the company facilities and practices.

     o We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

Animal Testing

     o We favor companies that actively support, find and use alternatives to animal testing.


     o    We avoid companies with a pattern of violations of the Animal Welfare
          Act.


All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

Fundamental and Non-Fundamental Policies

The Trust, on behalf of the Fund, has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

1. The Fund may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

2. The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

3. The Fund may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

4. The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

5. The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.


6. The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, swap contract, derivative instrument, or forward contract or similar instrument) in the ordinary course of business; the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.


As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of the Fund will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Trust's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

As a non-fundamental policy, Citizens Small Cap Value Fund will, during normal market conditions, invest at least 80% of the fund's net assets (plus any borrowings for investment purposes) in the common stock of companies with market capitalizations that, when purchased, are within the range of the Russell 2000 Index. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Temporary Defensive Positions

The Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or (ii) for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares. Such temporary defensive positions would be inconsistent with the Fund's principal investment strategies and may adversely impact Fund performance.

Portfolio Turnover

We may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

Since the Fund is newly organized, there is no historical portfolio turnover rate data for the Fund as of the date of this Statement of Additional Information.

Trustees, Officers and Beneficial Owners


A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the Fund's Adviser or Distributor.(1) The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Fund's Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for fifteen funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their Fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

----------------------------------------------------------------------------------------------------------------------------
Interested Trustees
----------------------------------------------------------------------------------------------------------------------------
       Name and Age        Position(s) with Funds and Date     Principal Occupation(s) During Past 5 Years
                           Elected or Appointed

----------------------------------------------------------------------------------------------------------------------------
Sophia Collier             Trustee since 10/91 President       Portfolio Manager, Citizens Funds, since 3/95,
47                         1991-1998 and since 8/02            Majority Owner and Chair of Board of Directors, Citizens
                           Chair of Board 1/02- 8/02           Advisers, Inc., since 12/91
                                                               President, Citizens Advisers, Inc., 12/91-9/98 and since 7/02
                                                               Chair of the Board of Directors, Northpoint Technology,
                                                               Ltd., since 1/97


Mitchell A. Johnson        Trustee 12/97-8/01 and              President, MAJ Capital Management (personal investments),
62                         11/02-02/04, Trustee Emeritus       since 8/94
                           8/01-11/02 and since 02/04          Senior Vice President, Corporate Finance, Student Loan
                                                               Marketing Association, 5/73-8/94

(1) Sophia Collier and each officer listed as an interested person of the Fund, is interested by virtue of their position or affiliation with the Fund's investment adviser. Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------
          Name and Age          Position(s) with Funds and Date     Principal Occupation(s) During Past 5 Years
                                Elected or Appointed

Walter D. Bristol, Jr.          Trustee since 5/01                  Executive Vice President for Corporate Operations and
53                                                                  Chief Financial Officer, American Heart Association,
                                                                    since 5/96

Jeannie H. Diefenderfer         Trustee since 5/01                  Vice President, Verizon, since 8/02
42                                                                  Group President, Verizon, 8/01-7/02
                                                                    Senior Vice President, Verizon, 5/98-7/01
                                                                    Executive Director, Verizon, 2/96-4/98

Pablo S. Eisenberg              Trustee since 12/99                 Senior Fellow, Public Policy Institute, Georgetown
71                                                                  University, since 1/99
                                                                    Executive Director, Center for Community Change,
                                                                    5/75-6/98

Orlando Hernandez               Trustee since 8/01                  Vice President of Finance, Texas Instruments, 5/76-4/01
56

Martha S. Pope                  Trustee since 12/99                 Trustee, National Park Foundation, since 8/00
58                              Chair 8/02-present                  Trustee, Hofstra University, since 6/00
                                                                    Senior Advisor for the Northern Ireland Peace
                                                                    Negotiations, 1/95-7/98

-----------------------------------------------------------------------------------------------------------------------------
Officers Who Are Not Trustees
-----------------------------------------------------------------------------------------------------------------------------
          Name and Age          Position(s) with Funds and Date     Principal Occupation(s) During Past 5 Years
                                Elected or Appointed
Sean P. Driscoll                Treasurer since 3/99                Senior Vice President, Citizens Advisers, Inc., since
38                                                                  4/03
                                                                    Vice President, Citizens Advisers, Inc., 10/99-4/03
                                                                    Director, Citizens Advisers, Inc., 11/98-10/99
                                                                    Director, Fund Administration, State Street Bank and
                                                                    Trust Company, 3/98-11/98


Marcia Kovalik                  Secretary since 5/03;               Vice President and Secretary, Citizens Advisers, Inc.,
41                              Asst. Secretary 5/01-5/03           since 4/03
                                                                    Counsel and Assistant Secretary, Citizens Advisers,
                                                                    Inc., 2/01-4/03
                                                                    Associate, Boynton, Waldron, Doleac, Woodman & Scott,
                                                                    P.A., 9/95-2/01


Alaina Metz(2)                  Asst. Secretary since 2/01          Chief Administrative Officer, BISYS Fund Services Ohio,
36                                                                  Inc., since 6/95

(2) Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of Independent Trustees of the Trust.


The Audit Committee met four times last year to review the Citizens Funds' internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Trust, to approve any significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.


The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Nominating Committee periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee did not meet last year.

The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Trust's continued leadership in providing socially responsible investments for its shareholders. The Committee met four times last year.

The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.


The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2003. Because the Fund had not commenced operations in 2003, no trustee owned shares of the Fund as of that date.


                              Aggregate Dollar Range of Equity Securities in All
       Name of Trustee        Funds overseen by Trustee in Citizens Family of
                                                     Funds
--------------------------------------------------------------------------------
    Interested Trustees


Sophia Collier                                   Over $100,000
Mitchell A. Johnson                             $10,001-$50,000


--------------------------------------------------------------------------------
  Independent Trustees


Walter D. Bristol, Jr.                          $10,001-$50,000
Jeannie H. Diefenderfer                              None
Pablo S. Eisenberg                              $10,001-$50,000
Orlando Hernandez                                    None
Martha S. Pope                                  $10,001-$50,000


The following compensation table discloses the aggregate compensation paid to the Trustees from the Fund and the total compensation paid to the Trustees from the Trust for services provided for the Trust's fiscal year ended June 30, 2003. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


                       CITIZENS FUNDS - COMPENSATION TABLE

                                  Aggregate                              Number of Funds in
                              Compensation from  Pension or Retirement   Citizens Family of     Total Compensation from
                                     the          Benefits Accrued as    Funds Overseen by    Registrant and Fund Complex
            Name                    Fund         Part of Fund Expenses        Trustee               Paid to Trustees
---------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Sophia Collier*                      N/A                 N/A                     14                       N/A

Mitchell A. Johnson*                 N/A                 N/A                     14                       N/A

*Sophia Collier and Mitchell A. Johnson  receive no compensation from the Trust for serving as Trustees.

Independent Trustees

Walter D. Bristol, Jr.               (1)                 N/A                    14                      $21,375
Jeannie H. Diefenderfer              (1)                 N/A                    14                      $15,750
Pablo S. Eisenberg                   (1)                 N/A                    14                      $17,000
Orlando Hernandez                    (1)                 N/A                    14                      $17,000
Martha S. Pope                       (1)                 N/A                    14                      $22,000


(1) The Fund is newly organized and paid no Trustee fees during the fiscal year ended June 30, 2003. For the current fiscal year, the Fund will pay its pro rata share of Trustee fees based on its asset size. Because this asset size is not yet known, the Fund's shares of Trustee fees is not currently determinable.

As of the date of this Statement of Additional Information, there are no shareholders of the Fund.

Investment Advisory and Other Services

Adviser


The Fund is managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective November 17, 2003 ("Management Agreement"). The Adviser's office is at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to the Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the

1940 Act) of the then issued and outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Fund, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Fund's current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any subadvisers will be liable for any loss to a Fund sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services expected to be provided by the Adviser. The Trustees also considered the Adviser's social research capabilities and corporate behavior. The Trustees also considered the fees to be paid by the Fund. The Trustees reviewed data showing how the Fund's fees and expected total expense ratio compared with those of comparable funds. Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Fund, the Management Agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in each Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Prospectus for the Fund contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to the Fund. The Adviser may reimburse the Fund or waive all or a portion of its management fees.

Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthy mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F.

Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

Management Fees

The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for the Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that the Fund is required to have and computes the Fund" Net Asset Value and dividends per share.The Fund will pay the Adviser a fee for its services as a percentage of the Fund's average annual net assets as follows:

Citizens Small Cap Value Fund                           0.75%

The fee is accrued daily and payable twice monthly but in no event less frequently than semi-annually and computed as of the close of each business day.

The Adviser has not been paid any advisory fees as of the date of this Statement of Additional Information since the Fund is newly organized.

Citizens Securities, Inc.


Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as the Fund's principal underwriter or distributor. Its offices are located at One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.


Administrative and Shareholder Services

Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

            Fund                                     Administrative Fee

Citizens Small Cap Value Fund                               0.15%


The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian, Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements.

In addition, Citizens Advisers provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee for the Citizens Small Cap Value Fund. Citizens Securities is also reimbursed out-of-pocket expenses for providing these services. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.


The Adviser has not been paid any administrative and shareholder services fees for the Fund as of the date of this Statement of Additional Information since the Fund is newly organized.

12b-1 Plan

Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the Fund's shares.

The Trust's Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder with respect to the Standard and Adminstrative Class shares of Citizens Core Growth Fund, 300 Fund, Emerging Growth Fund, Global Equity Fund, Small Cap Core Growth Fund, Value Fund, Income Fund, Balanced Fund, Ultra Short Bond Fund, Investment Grade Bond Fund (collectively the "12b-1 Classes of the Funds.") and Standard Class shares of the Small Cap Value Fund. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the 12b-1 Classes of the Funds and their respective shareholders. Pursuant to this Plan, the Trust, on behalf of the 12b-1 Class of the Funds, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of the applicable class (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

The Distribution Plan allows for compensation to be paid to the Fund's distributor and others in an amount equal to 0.25% of the average annual net assets of the Fund.

The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to any 12b-1 Class of the Funds at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the applicable class, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Fund is newly organized and has not paid distribution fees as of the date of this Statement of Additional Information.

Expenses

Other expenses to be paid by the Fund include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

When a cost is shared by several series of the Trust, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. The Fund is newly organized and has not paid expenses as of the date of this Statement of Additional Information.

Codes of Ethics

The Fund, the Adviser and distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Service Providers

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of the Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Accounting Agent

The transfer agent, dividend-paying agent and accounting agent for the Trust is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.

Auditors

PricewaterhouseCoopers LLP, independent accountants, audits the financial statements of the Fund and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel

Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

Brokerage Allocation and Soft Dollars

The Adviser seeks to obtain for the Fund the best net price and the most favorable execution of orders. The factors the Adviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to a Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser in determining the reasonableness of the overall costs and commissions charged.

Purchases are made from issuers, underwriters, dealers or brokers, and banks that specialize in the types of securities the Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to the Fund's shareholders.

In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser exercises investment discretion.

The Adviser may cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities, which the Adviser has with respect to accounts over which they exercise investment discretion.

The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Fund. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

Any soft dollars generated by transactions on behalf of the Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

The investment management or advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

The Fund is newly organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

Ownership of Shares and Shareholder Rights

The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

Under the Declaration of Trust, shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

Voting Rights

Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class or series are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

Dividends and Distributions

The Fund will normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Shareholder and Trustee Liability

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

How to Purchase and Redeem Shares

How to Buy Shares

It's easy to buy shares of the Fund. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

Your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums

The minimum initial investment for Standard Class shares in the Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan (AIP) accounts).

The minimum subsequent investment for all accounts, including AIP accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for IRA, UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum. (This fee will also be applied to inactive AIP accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you may receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.


There is an annual fee of $10 for each retirement account, with a maximum retirement account fee of $20 per shareholder. This fee is waived for total retirement account balances of $25,000 and higher and total account balances of $50,000 and higher. There is also a retirement account closure fee of $15.

Automatic Investment Plan

To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen fund. We will do the rest.

How to Sell Shares

Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. Wired funds cost $10 and typically wire service is next-day, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Certain requests for redemption under $100,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check or ACH transfer.

Additional Redemption Information

The Trust pays redemption proceeds within seven business days (up to ten business days with respect to the proceeds of redemptions of investments in good order made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund pays redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist, which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from the Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's total net assets during any 90-day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

The Trustees of the Trust may cause the involuntary redemption of shares of the Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of the Fund if because of redemptions the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for IRA, UGMA/UTMA and AIP accounts). If the Adviser decides to do this, we may provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum.

When you redeem shares of the Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of redemption.

How We Value Fund Shares

The value of the fixed income securities in which the Fund may invest will fluctuate depending in large part on changes in prevailing interest rates. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

The value of equity securities held in the Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

The Net Asset Value per share of the Fund is determined by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the Fund, and then dividing the result by the number of outstanding shares of the Fund. All expenses are accrued daily and taken into account in determining Net Asset Value.

The value of the shares for the Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.


As described in the Prospectus, shares of the Citizens Small Cap Value Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price, or if there have been no sales, at the last available bid price. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded.

 Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued using fair value procedures approved by the Trust's Board of Trustees. The fair value procedures may also be used to price securities if the Fund believes a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using market quotations or their own fair value procedures.


       Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued at fair value.

Tax Matters

The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in the Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in the Fund may have in their particular situations.

Taxation of the Funds

Federal Taxes. The Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). The Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, the Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

If the Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

Massachusetts Taxes. As long as the Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

Foreign Taxes. Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to "pass through" to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. We do not expect that the Fund will hold sufficient foreign assets to satisfy the 50% test.

Taxation of Shareholders

Taxation of Distributions. Shareholders of the Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions generally are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends may be treated as "qualified dividend income," which is taxed at reduced rates for non-corporate shareholders, to the extent such distributions are derived from, and designated by a fund as, qualified dividend income. If more than 95% of a fund's gross income, other than long-term capital gains, constitutes qualified dividend income, a fund may designate all of its ordinary dividends as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not otherwise a qualified foreign corporation may also be treated as qualified dividend income if the applicable stock is readily tradable on an established U.S. securities market. However, dividends from a passive foreign investment company, foreign personal holding company or foreign investment company will not be treated as qualified dividend income. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends Received Deduction. A portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of a Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

"Buying A Dividend." Any dividend or distribution from the Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in the Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Withholding for Non-U.S. Persons. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 28%. The Funds intend to withhold U.S. federal income tax at the rate of 28% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 28% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

Effects of Certain Investments and Transactions

Certain Debt Instruments. An investment by the Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Options, Etc. The Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

Foreign Investments. Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may need to be limited in order to avoid a tax on a Fund. The Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

How We Calculate Performance

All performance reported in advertisements will be historical and not intended to indicate future returns.

Total Return and Other Quotations

We can express investment results for the Citizens Small Cap Value in terms of "total return." Total return refers to the total change in value of an investment in a Fund over a specified period.

In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund's income, if any).

Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:

        n
P(1 + T)  = ERV

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

In calculating total rates of return, all Fund expenses are included. The ERV assumes reinvestment of all dividends and distributions less taxes due on such distributions and complete redemption of the hypothetical investment at the end of the period.

There is no performance information provided for the Citizens Small Cap Value Fund since the Fund is newly organized.

When we quote a Fund's yield or total return we are referring to its past results and not predicting the Fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

We may include after-tax performance in advertisements for the Fund. After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period, but do not reflect the impact of state or local taxes. To the extent a Fund includes such information, it will be calculated according to the following SEC formulas:

Average Annual Total Returns (after taxes on distributions)

      n
P(1+T)  = ATV
             D

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return (after taxes on distributions).
n = Number of years.
ATVD = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Returns (after taxes on distributions and redemption)

      n
P(1+T)  = ATV
             DR

where;

P = A hypothetical initial payment of $1,000.
T = Average annual total return (after taxes on distributions and redemption).
n = Number of years.
ATVDR = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Morgan Stanley Capital International (MSCI) World Index, MSCI Europe, Australasia, Far East (EAFE) Index, Lehman U.S. Aggregate Index and the Russell 2000 Growth Index, as well as other data and rankings from recognized independent publishers or sources such as Morningstar, Inc., Lipper, Inc., IBC's Money Fund Report, Bloomberg Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Worth Magazine, Your Money Magazine, Smart Money Magazine, Forbes Magazine, Fortune Magazine, and others.

Financial Statements

There are no financial statements for the Fund since it is newly organized.

Proxy Voting Guidelines and Procedures


The Fund considers proxy voting to be an important responsibility. Through proxy voting, the Fund plays an important role in guiding businesses toward financial success and responsible social actions. A proxy is a document that provides shareholders with information about issues that will be discussed and voted upon at a stockholders' meeting. Shareholders may attend the meeting and register their votes in person, or mail in their "proxy" ballots. If you own individual shares of stocks, you have probably been asked to vote proxies and are familiar with the ballots.


The Fund's Board of Trustees has delegated to the Adviser of the Fund the responsibility to vote proxies on behalf of the Fund. Guiding the Fund's proxy voting policies is a dual commitment to shareholders' financial interests and to socially responsible behavior by companies. The Adviser generally votes by mail, but sometimes attends stockholders' meetings to speak out and vote on key social issues. In order to facilitate the actual process of voting proxies, the Adviser has contractually delegated to a third party its administrative duties with respect to voting proxies on behalf of the Fund.

     The Fund's proxy voting guidelines can be grouped into two broad categories:

     o Guidelines for Voting Social Issues: Proposals related to social and policy matters are typically brought forward by shareholders with the objective of amending practices or prompting disclosure. For example, proposals may deal with hiring practices, environmental policy or workplace conditions.

     o Guidelines for Voting Corporate Governance Issues: These proposals by shareholders or management focus on such matters as executive compensation, corporate actions (e.g., mergers and acquisitions), board of directors' composition, etc.

In order to ensure that the Fund votes proxies in the best interests of shareholders, the Board of Trustees has approved and adopted procedures to properly deal with any material conflicts of interest. The overwhelming majority of proxies voted on behalf of the Funds are voted in accordance with the pre-approved guidelines set forth below. Because these proxies are voted pursuant to pre-determined procedures, the votes are not the product of a conflict of interest. In the limited instances where there Adviser has actual knowledge of a material conflict of interest, between the interests of Fund shareholders and the Adviser or affiliated persons of the Adviser, a proxy voting committee of the Adviser will research the issue and make a unanimous decision regarding how to vote the proxy in a manner that is consistent with the proxy voting procedures and in the best interest of the Fund. If for any reason the Committee is not able to render a decision on how to vote a proxy involving a possible conflict of interest involving the Adviser or an affiliated person of the Adviser, the Committee will delegate to the Fund's Board of Trustees the responsibility to determine how to vote the proxy.

Below is a general summary of the Fund's proxy voting guidelines. In certain cases the Fund may deviate from these guidelines if, after thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote.

Diversity

The Adviser believes that companies should make every effort to increase diversity on boards of directors and among upper management. There are various reasons to support these initiatives, including the findings of a 1998 study by Hillman, Harris, Cannella and Bellinger, which found that S&P 500 companies with diversity had better shareholder returns with decreased risk to shareholders. The companies with the most women and minority directors produced returns averaging 21% higher than companies with no diversity. Companies with higher levels of diversity are better able to respond to a diverse customer base. Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.

     o The Adviser will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

     o The Adviser will SUPPORT proposals asking management to report on the company's affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

Equality Principles

     o The Adviser will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. The Adviser will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

The Adviser does not invest in companies that conduct animal testing when not required by law. However, companies the Adviser invests in may have conducted animal testing in the past or are required to by law. The Adviser urges these companies to prohibit future animal testing or develop a comprehensive testing policy, and to fund programs that develop alternatives to animal testing. We strongly encourage companies to have their testing facilities certified by internationally recognized organizations, such as the American Association for Accreditation of Laboratory Animal Care.

     o The Adviser will SUPPORT proposals asking companies to phase out or stop animal testing.

     o The Adviser will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, the company commits itself to:

     o Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

     o    Clearly define goals and measures of progress;

     o Report to the public the progress towards those goals in a CERES Report format.

     o The Adviser will SUPPORT proposals asking management to endorse the CERES Principles.

Emissions of Pollutants

The Adviser encourages companies to go beyond the requirements of federal, state and local environmental laws or regulations by adopting innovative approaches to preventing pollution, conserving resources and clearly reporting on the environmental impact of operations.


     o The Adviser will SUPPORT proposals that ask management to control emissions of pollutants.

     o The Adviser will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.


Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community.

     o The Adviser will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger storms, more frequent droughts and increased smog. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement.


     o The Adviser will SUPPORT proposals that ask management to report or take action on climate change.


Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.

     o The Adviser will SUPPORT proposals asking management to label, restrict or phase out sales of genetically engineered products.


     o The Adviser will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.


Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that do not have rigorous labor or environmental codes. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.

     o The Adviser will SUPPORT proposals that ask management to report on global company or contractor labor standards.

     o The Adviser will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions.

     o The Adviser will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Operations in Mexico

In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico. U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods. However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.

     o The Adviser will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

Operations in Burma

The SPCD, the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest. International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease-fire between various ethnic groups. The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.

Although the Adviser will usually avoid companies with operations in Burma, there may be exceptions. The Adviser will follow these guidelines for proposals related to Burma:

     o The Adviser will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime. We will also support resolutions that ask management to suspend all operations in Burma.

     o The Adviser will SUPPORT proposals that ask management to report on operations in Burma.

     o The Adviser will SUPPORT proposals that ask management to use no contractors in or source products from Burma.


China

As an emerging economic power, China manufactures many products for companies in nations around the world. Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods. The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China.

     o The Adviser will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

     o The Adviser will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

Tobacco

The Adviser does not invest in companies that are involved in the production of tobacco, but not media companies that may accept advertising revenue from tobacco companies. The Adviser is concerned by the promotion of tobacco products, particularly when they are targeted at children. Additionally, second-hand smoke can pose health risks in the work environment.

     o The Adviser will SUPPORT proposals to sever the company's links to the tobacco industry.

     o The Adviser will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

     o The Adviser will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.

     o The Adviser will SUPPORT proposals asking companies to affirm political non-partisanship.

     o The Adviser will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.


     o The Adviser will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, the Adviser will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

Board of Directors

The Adviser believes that boards are most effective when they include people from diverse backgrounds who are independent from management. This is the most effective way for the board to represent shareholders' interests. The Adviser defines directors as independent when the following criteria are met:

     1.   Director is not an employee of the company.

     2. Director is not an employee of a significant supplier or customer of the company.

     3. Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

     4. Director is not a member of an entity that is one of the company's paid consultants or advisors.

     5. Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

     6. Director does not have any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member's independent judgment.

The Adviser votes in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

     o The Adviser will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

     o The Adviser will WITHHOLD votes from all directors if less than 50% of directors are independent. Similarly, we withhold votes from all directors if less than 100% of each committee's membership is composed of independent directors. The Adviser considers the audit, compensation and nominating committees to be key committees.

     o The Adviser will WITHHOLD votes from members of the audit committee if non-audit fees to the company's independent accountant exceed 25% of aggregate fees. We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.


     o The Adviser will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company's auditor.


     o The Adviser will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings. We believe each director should devote the time necessary to effectively perform his or her duties as a director.


     o The Adviser will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of more than five (5) other major companies, or if they are actively employed and serve on the boards of more than two (2) other major companies.


     o The Adviser will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

Board of Directors - Related Proposals

     o The Adviser will SUPPORT proposals to increase diversity and allow union and employee board representation.

     o The Adviser will SUPPORT proposals to remove classified boards, and OPPOSE proposals to instate them. Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense. The Adviser believes the annual election of directors make them more accountable to shareholders.

     o The Adviser generally will SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer. Similarly, we SUPPORT proposals asking the Chair to be an independent director.

     o The Adviser will SUPPORT proposals seeking to increase board independence and committee independence. Similarly, we will SUPPORT proposals that require a majority of independent directors on the board and on each committee.

     o The Adviser will SUPPORT proposals that seek to limit director liability. Recent trends indicate a rise in the number of suits filed against company executives. While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

     o The Adviser will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director. Although the Adviser believes it is important to align the interests of board members with shareholders, we do not want ownership requirements to preclude qualified individuals from serving on the board of directors.

     o The Adviser will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

Auditors

The Adviser will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

The Adviser carefully examines the fees paid to the independent auditor, as disclosed in the company's proxy statement, to determine the ratio of non-audit fees to the aggregate. We believe that the objectivity and independence of the auditor is compromised when an overwhelming percentage of fees are obtained from non-audit services.

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. The Adviser is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.

     o The Adviser will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

     o The Adviser will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

     o The Adviser will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

     o The Adviser will OPPOSE management proposals to eliminate preemptive rights.

Corporate Restructuring

The Adviser looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our shareholders and at the social implications to shareholders.

Corporate Takeover Defenses

Greenmail provisions are designed to thwart hostile takeover attempts. The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers. The Adviser believes this practice is not fair to shareholders, as one party receives a premium not available to other shareholders. Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.


     o The Adviser will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as "Poison Pills" are one of the most popular types of corporate defense mechanisms. Shareholders are given rights to purchase shares at a steep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company's outstanding stock. When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price. The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted. Critics say these poison pill plans give directors strong veto powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.

     o The Adviser will SUPPORT resolutions to redeem shareholder rights plans.

     o    The Adviser will OPPOSE the adoption of a shareholder rights plan.


Shareholder Issues


     o The Adviser will SUPPORT shareholders' rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

     o The Adviser will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

     o The Adviser will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers.

     o The Adviser will SUPPORT proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, we will OPPOSE proposals to establish those super-majority requirements.

     o The Adviser will SUPPORT proposals asking the company to consider factors other than the interests of shareholders in assessing a merger or takeover bid.

Executive Compensation

The Adviser believes that a properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company. Such a properly implemented program will also align the goals and rewards of employees with those of stockholders. A comprehensive and well-designed compensation program of stock, salary, and bonus components that is clearly understood by all parties can effectively achieve that goal.

Mindful that such compensations should not harm shareholders while enriching executives and employees, the Adviser follows the following guidelines on the various forms of compensation:


     o The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater than 10%. Additionally we will OPPOSE a plan if it has an automatic replenishment feature to add a specified number or percentage of shares for award each year.

     o The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options, to grant reload options, or to accelerate the vesting requirements of outstanding options. The Adviser will also oppose stock option plans with minimum vesting requirements of less than two years.


     o The Adviser will OPPOSE the approval of a stock option plan if the options are priced at less than 100% of fair market value of the underlying shares on the date of the grant.


     o In general, the Adviser will SUPPORT initiatives seeking shareholder approval of executive compensation packages. The Adviser will oppose golden parachute agreements that are greater than 2.99 times the final three-year average salary.


In certain cases the Adviser, on behalf of the Funds, may deviate from these guidelines if a company's particular situation demands it. However, the Adviser is always guided by the best interests of the Funds' shareholders and social mandates.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

a)

     1)   Amended and Restated Declaration of Trust
          Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

     2) Amendment to the Amended and Restated Declaration of Trust (designating Citizens Small Cap Value Fund)
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

     3) Amendment to the Amended and Restated Declaration of Trust (designation of classes)
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

b)  Amended and Restated By-Laws

Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

c)  Not Applicable.

d) Amended and Restated Management Agreement with Citizens Advisers, Inc. Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

e) Amended and Restated Distribution Agreement with Citizens Securities, Inc. Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

f) Not applicable.

g)

     1)   Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

     2)   Amendment to Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

     3) Letter Agreement Adding Citizens Small Cap Value Fund to the Custody Agreement
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

h)

     1)   Administrative and Shareholder Services Agreement
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

     2) Letter Agreement Adding Citizens Small Cap Value Fund to the Administrative and Shareholder Services Agreement
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

     3)   Form of Transfer Agency Agreement with BISYS
          Filed herewith.

     4)   Fund Accounting Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

     5) Letter Agreement Adding Citizens Small Cap Value Fund to the Fund Accounting Agreement
          Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

     6)   Form of Amendment to Fund Accounting Agreement
          Filed herewith.

     7)   Expense Reimbursement Agreement
          Filed herewith.

i) Form of Opinion and Consent of Bingham McCutchen LLP.
Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

j) Not Applicable

k) Not Applicable

l) Not Applicable

m) Amended and Restated Distribution Plan
Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on December 23, 2003.

n)  Rule 18f-3 Plan
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

o)

     1) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.
          Filed herewith.

     2)   Code of Ethics for SSgA Funds Management, Inc.
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

p) Powers of Attorney.
Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

Item 24. Persons Controlled by or under Common Control with the Fund.

     o See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

     o    Citizens Funds is a Massachusetts business trust.

     o Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

Item 25. Indemnification.

Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed herewith as an Exhibit to Amendment No. 61 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26. Business and other Connections of Investment Adviser.

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Sophia Collier, Trustee and President, Citizens Funds
Chair of Board and President, Citizens Advisers, Inc. (1991 to 1998 and since July, 2002) Chair of the Board of Directors, Northpoint Technology, Ltd.

Candace R. Corvey, Vice President, University of New Hampshire

John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, New England Circle, Inc.

Jane E. Newman, Executive Dean, John F. Kennedy School of Government (since August 2000) Managing Director, The Commerce Group (January 1999 to August 2000)

Sean P. Driscoll, Treasurer, Citizens Funds
Senior Vice President, Citizens Advisers, Inc.

Marcia S. Kovalik, Secretary, Citizens Funds
Vice President and Secretary, Citizens Advisers, Inc.
Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A. (September 1995 to February 2001)

Item 27. Principal Underwriters

(a) Not applicable.

(b) Sophia Collier, 230 Commerce Way, Portsmouth, NH*, is the President of Citizens Funds' distributor, Citizens Securities, Inc.

     Candace Corvey, 230 Commerce Way, Portsmouth, NH*, is a Director of Citizens Securities, Inc.

     John P. Dunfey, 230 Commerce Way, Portsmouth, NH*, is a Director of Citizens Securities, Inc.

     Jane E. Newman, 230 Commerce Way, Portsmouth, NH*, is a Director of Citizens Securities, Inc.

     Sean P. Driscoll, 230 Commerce Way, Portsmouth, NH*, is the Treasurer of Citizens Funds and a Senior Vice President of Citizens Securities, Inc.

     Marcia Kovalik, 230 Commerce Way, Portsmouth, NH*, is the Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.

*Effective March 15, 2004, the address is One Harbour Place, Suite 400, Portsmouth, NH 03801

(c) Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinnati, Ohio 45263.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 8th day of March, 2004.

                                      CITIZENS FUNDS

                                      By:   /s/ Sophia Collier
                                            ----------------------------
                                            Sophia Collier, President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities indicated below on March 8, 2004.

Sophia Collier                   Trustee, President, Principal Executive Officer
--------------------------
(Sophia Collier)

Sean P. Driscoll                 Treasurer
--------------------------
(Sean P. Driscoll)

Walter D. Bristol, Jr.*          Trustee
--------------------------
(Walter D. Bristol, Jr.)

Jeannie H. Diefenderfer*         Trustee
--------------------------
(Jeannie H. Diefenderfer)

Pablo Eisenberg*                 Trustee
--------------------------
(Pablo Eisenberg)

Orlando Hernandez*               Trustee
--------------------------
(Orlando Hernandez)

Mitchell Johnson*--              Trustee Emeritus
--------------------------
(Mitchell Johnson)

Martha S. Pope*                  Trustee
--------------------------
(Martha S. Pope)

                                            *By:  /s/ Sean P. Driscoll
                                                  ------------------------------
                                                  Sean P. Driscoll
                                                  Pursuant to Powers of Attorney

                                  Exhibit Index

--------------------------------------------------------------------------------
Exhibit Number                         Description
--------------------------------------------------------------------------------
(h)(3)             Form of Transfer Agency Agreement with BISYS
--------------------------------------------------------------------------------
(h)(6)             Form of Amendment to Fund Accounting Agreement
--------------------------------------------------------------------------------
(h)(7)             Expense Reimbursement Agreement
--------------------------------------------------------------------------------
(o) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.
--------------------------------------------------------------------------------